EXECUTION COPY

WAIVER AND AMENDMENT NO. 3

This **WAIVER AND AMENDMENT NO. 3** (this "Agreement") is entered into as of May 6, 2010, by and among **DICE HOLDINGS, INC.**, a Delaware corporation (the "Parent"), **DICE INC.**, a Delaware corporation ("Dice"), **DICE CAREER SOLUTIONS, INC.**, a Delaware corporation ("Dice Career") (each of Dice and Dice Career are individually and collectively, jointly and severally, referred to as the "Borrower"), each Subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (together with the Parent and the Borrower, the "Loan Parties"), the lenders on the signature pages hereof (each a "Lender" and collectively, the "Lenders"), **ABLECO FINANCE LLC**, a Delaware limited liability company ("Ableco"), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the "Collateral Agent"), and **WELLS FARGO CAPITAL FINANCE, LLC** (f/k/a Wells Fargo Foothill, LLC), a California corporation, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"), with reference to the following:

WHEREAS, the Borrower, the Guarantors, the Agents, and the Lenders are parties to that certain Amended and Restated Financing Agreement, dated as of March 21, 2007 (as amended and in effect on the date hereof, the "Financing Agreement");

WHEREAS, the Borrower wishes to consummate the purchase (i) by eFinancial Careers Limited, a wholly-owned Subsidiary of the Borrower (the "Acquirer"), of Worldwideworker DB B.V. (the "Target"), (ii) by the Target of certain assets of Worldwideworker B.V. ("WWW BV") and (iii) by Dice Career of certain assets of First Recruit LLC, in each case pursuant to a Sale and Purchase Agreement dated the date hereof (the "Purchase Agreement") among WWW BV, First Recruit LLC, Parent, Dice Career and eFinancial Careers Limited (such contemplated transactions, the "Asset Acquisitions").

WHEREAS, the Borrower has requested that Agents and the Lenders grant a waiver of the provisions set forth in clauses (b), (f) and (g) of the definition of "Permitted Acquisition" in Section 1.01 of the Financing Agreement solely to the extent necessary to effect and consummate the Asset Acquisitions as described herein in accordance with the Purchase Agreement and to amend the Financing Agreement in certain respects; and

WHEREAS, subject to the terms and conditions set forth herein, Agents and the Lenders agree to grant the waiver and amendment requested by the Borrower.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

2. Waiver and Amendment to Definition of Permitted Acquisition. The Required Lenders hereby waive compliance with clauses (b), (f) and (g) of the definition of Permitted Acquisition in Section 1.01 of the Financing Agreement, in each case solely to the extent necessary to effect and consummate the Asset Acquisitions, in the case of said clause (b) solely to permit the acquisition of assets located in Dubai pursuant to the Purchase Agreement, and in the case of said clause (g) solely to permit any earn-out payments by the Acquirer pursuant to the Purchase Agreement in an aggregate amount not exceeding $3,000,000 (the "Worldwideworker Purchase Agreement Earn-out"), and in connection therewith the Required Lenders hereby agree that (i) the Asset Acquisitions shall be deemed to be a "Japan/EU Acquisition" for all purposes of the definition of "Permitted Acquisitions" in the Financing Agreement and (ii) the definition of "Permitted Indebtedness" in the Financing Agreement shall be amended and restated by: (a) deleting the "and" at the end of clause (h) thereof, (b) inserting the following clause immediately following clause (h) thereof "(i) the Worldwideworker Purchase Agreement Earn-out (as defined in Waiver and Amendment No. 3 hereto); and", and (c) renumbering clause (i) thereof as clause (j). Without limiting Section 8 below, all other clauses of the definition of Permitted Acquisition shall not be affected by this waiver and satisfaction of such other clauses shall be a condition to the Asset Acquisitions constituting a "Permitted Acquisition" under the Financing Agreement.

3. Automatic Commitment Reduction. Immediately upon the effectiveness of this Agreement, the Total Revolving Credit Commitment shall be reduced to $65,000,000 in accordance with Section 2.05(a)(i) of the Financing Agreement (and, in connection therewith, the Required Lenders hereby waive the notice requirement set forth therein).

4. Conditions Precedent to Waiver. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Agreement and each and every provision hereof:

(a) The Asset Acquisitions shall have been consummated.

(b) Agents shall have received this Agreement, duly executed by the Loan Parties, Agents and the Required Lenders, and the same shall be in full force and effect.

(c) The representations and warranties herein and in the Financing Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower, any Guarantor, any Agent, or any Lender.

(f) Agents shall have received all confirmations, approvals, calculations, projections, compliance certifications and other documents required to be delivered in

connection with a "Permitted Acquisition" under the Financing Agreement (subject to the terms of this Agreement).

(g) Agents shall have received an executed copy of the Purchase Agreement in form and substance satisfactory to them.

5. Representations and Warranties. Each of the Loan Parties represents and warrants to the Agents and the Lenders that (a) the execution, delivery, and performance of this Agreement and of the Financing Agreement, subject to the waiver provided for herein, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its governing documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Agreement and the Financing Agreement, subject to the waiver provided for herein, are legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms; and (c) no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied.

6. Choice of Law. The validity of this Agreement, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

7. Counterpart Execution. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

8. Effect on Loan Documents.

(a) The Financing Agreement, subject to the waiver provided for herein, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Agreement shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) This Agreement is a Loan Document.

(c) Each of the Loan Parties (a) confirms its obligations under the Loan Documents, as applicable (including, without limitation, its obligations under Article XI of the Financing Agreement), (b) confirms that the obligations of the Borrower under the Financing Agreement (after giving effect to this Agreement) are entitled to the benefits of the pledges

and guarantees, as applicable, set forth in the Loan Documents, (c) confirms that the obligations of the Borrower under the Financing Agreement (after giving effect to this Agreement) hereby constitute "Guaranteed Obligations", "Secured Obligations" and "Obligations" (as such terms are defined in the Loan Documents, as applicable) and (d) confirms that the Financing Agreement (after giving effect to this Agreement) is the "Financing Agreement" under and for all purposes of the Loan Documents.

9. Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DICE INC.,
a Delaware corporation, as Borrower

By: ______________________
Name:
Title:

[SIGNATURE PAGE TO WAIVER AND AMENDMENT NO.3]

DICE CAREER SOLUTIONS, INC.,
a Delaware corporation, as Borrower

By: ______________________
Name:
Title:

DICE HOLDINGS, INC.,
a Delaware corporation, as Guarantor

By: ______________________
Name:
Title:

MUP, INC.,
a Georgia corporation, as Guarantor

By: ______________________
Name:
Title:

DICE INDIA HOLDINGS, INC.,
a Delaware corporation, as Guarantor

By: ______________________
Name:
Title:

EW KNOWLEDGE PRODUCTS, INC.,
a Florida corporation, as Guarantor

By: ______________________
Name:
Title:

JOBSINTHEMONEY.COM, INC.,
a Delaware corporation, as Guarantor

By: ______________________
Name:
Title:

TARGETED JOB FAIRS, INC.,
a Delaware corporation, as Guarantor

By: ______________________
Name:
Title:

ABLECO FINANCE LLC,
a Delaware limited liability company,
as Collateral Agent and as a Lender on behalf of itself and its affiliate assigns

By: ______________________
Name: Daniel Wolf
Title: President

WELLS FARGO CAPITAL FINANCE, LLC
(f/k/a/ Wells Fargo Foothill, LLC),
a California corporation, as Administrative Agent and as a Lender on behalf of itself and its affiliate assigns

By: ______________________
Name: MICHAEL GANANN
Title: VICE PRESIDENT

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.,
as a Lender

By: ______________________
Name: SCOTT D. KRASE
Title: Authorized Signatory

OHSF II FINANCING, LTD.,
as a Lender

By: ______________________
Name: SCOTT D. KRASE
Title: Authorized Signatory

SANDS POINT FUNDING LTD.,
as a Lender

By: Guggenheim Investment Management, LLC, as Collateral Manager

By: ______________________
Name: Kaitlin Trinh
Title: Director

COPPER RIVER CLO LTD.,
as a Lender

By: Guggenheim Investment Management, LLC, as Collateral Manager

By: ______________________
Name: Kaitlin Trinh
Title: Director

ORPHEUS HOLDINGS LLC,
as a Lender

By: Guggenheim Investment Management, LLC, as Manager

By: ______________________
Name: Kaitlin Trinh
Title: Director

SANKATY HIGH YIELD PARTNERS III, L.P.,
as a Lender

By: ______________________
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

SANKATY HIGH YIELD PARTNERS II, L.P.,
as a Lender

By: ______________________
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

PROSPECT HARBOR CREDIT PARTNERS, L.P.,
as a Lender

By: ______________________
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By: ______________________
Name: MICHAEL GRAHAM
Title: MANAGING DIRECTOR